UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 2019

Endurance International Group Holdings, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36131	46-3044956
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Corporate Drive, Suite 300 Burlington, MA	01803
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 852-3200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	EIGI	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On September 16, 2019, Endurance International Group Holdings, Inc. (the “Company”) appointed Timothy R. Oakes to serve as the Company’s Chief Accounting Officer and principal accounting officer, effective upon his employment start date, which is expected to be September 30, 2019.

Mr. Oakes, age 51, has been an independent consultant since April 2018. Previously, from 2004 to April 2018, Mr. Oakes served in various finance and accounting roles at Edgewater Technology, Inc., a publicly traded information technology consulting services company. Mr. Oakes joined Edgewater in 2004 as a Director of Finance and was subsequently promoted to Vice President of Finance in 2007, Chief Accounting Officer in 2008 and Chief Financial Officer in 2009. Mr. Oakes holds a Bachelor of Science degree in Business Administration from Stonehill College. He began his career in accountancy at the Boston office of KPMG LLP.

Mr. Oakes has entered into an offer letter with the Company under which he will receive an initial annual base salary of $300,000 and will be eligible to earn an annual bonus in accordance with the Company’s Management Incentive Plan, with a target opportunity of 35% of his base salary. Mr. Oakes will also receive a restricted stock unit award of 42,500 shares that will vest over a three-year period. The offer letter does not provide for a specified term of employment and Mr. Oakes’ employment will be on an at-will basis. Mr. Oakes will also enter into the Company’s standard form of indemnification agreement.

Concurrent with the appointment of Mr. Oakes as the Company’s principal accounting officer, Marc Montagner will no longer serve in the interim principal accounting officer role, but will continue to serve as the Company’s Chief Financial Officer.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENDURANCE INTERNATIONAL GROUP HOLDINGS, INC.

Date: September 19, 2019

/s/ Marc Montagner
(Signature)
	Name:	Marc Montagner
	Title:	Chief Financial Officer